Exhibit 32(i)

Certification

STATEMENT OF CHIEF EXECUTIVE OFFICER

OF TICE TECHNOLOGY, INC.

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

§ 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tice Technology, Inc. (the “Company”) on Form 10-QSB for the period ended June 30, 2003 as amended and restated and as filed with the Securities and Exchange Commission (the “Report”), I, Charles R. West, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 24, 2003	/s/ CHARLES R. WEST

Charles R. West, President and Chief Executive Officer